Fees Summary	Jun. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,570,000.00
Previously Paid Amount	0.00
Total Fee Amount	9,745.72
Total Offset Amount	0.00
Net Fee	$ 9,745.72